Supplement to Prospectus

HC Strategic Shares

Dated November 1, 2011

HC Capital Trust

The date of this Supplement is January 12, 2012

The Emerging Markets Portfolio: Effective immediately, Brad Aham will no longer serve as a portfolio manager for the portion of The Emerging Markets Portfolio managed by SSgA Funds Management, Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Supplement to Prospectus for HC Capital Trust